UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2016 (September 6, 2016)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 7.01	Regulation FD Disclosure.

On September 6, 2016, EOG Resources, Inc. (EOG) issued a joint press release with Yates Petroleum Corporation (YPC) regarding EOG’s pending combination with YPC, Abo Petroleum Corporation, MYCO Industries, Inc. and certain other entities (collectively, the Yates Transaction). The joint press release regarding the Yates Transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on September 6, 2016, EOG posted to its corporate website an investor presentation regarding the Yates Transaction. The investor presentation regarding the Yates Transaction is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. This report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1*	Joint Press Release, issued September 6, 2016, by EOG Resources, Inc. (EOG) and Yates Petroleum Corporation.

99.2*	EOG investor presentation, as posted to EOG’s corporate website on September 6, 2016.

*	Exhibits filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: September 6, 2016	By:	/s/ Timothy K. Driggers
	Name:	Timothy K. Driggers
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Joint Press Release, issued September 6, 2016, by EOG Resources, Inc. (EOG) and Yates Petroleum Corporation.

99.2*	EOG investor presentation, as posted to EOG’s corporate website on September 6, 2016.

*	Exhibits filed herewith

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